SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  September 28, 1998
                                                        -------------------

                             PS Partners VIII, Ltd.,
                        a California Limited Partnership
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

         California                   0-16876             95-4029178
         ----------                   -------             ----------
    (State or other juris-          (Commission         (IRS Employer
    diction of incorporation)       File Number)      Identification No.)

      701 Western Avenue, Glendale, California             91203-1241
      -------------------------------------------------    ----------
          (Address of principal executive office)          (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                   N/A
                                  -----
        (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         PS Partners VIII, Ltd., a California Limited Partnership (the "Partnership") has entered into an Agreement and Plan of Reorganization by and among Public Storage, Inc. ("PSI"), PS Partners VIII Merger Co., Inc. and the Partnership, dated as of September 28, 1998 (the "Agreement and Plan of Reorganization"). Under the Agreement and Plan of Reorganization, each of the Partnership units held by the public limited partners will be converted into the right to receive a value of $449 in PSI common stock or, at the limited partner's election, in cash. The Agreement and Plan of Reorganization is filed as Exhibit 2 hereto and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.

         (2) Agreement and Plan of Reorganization by and among Public Storage, Inc., PS Partners VIII Merger Co., Inc. and PS Partners VIII, Ltd., a California Limited Partnership dated as of September 28, 1998.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PS PARTNERS VIII, LTD., a
                                      California Limited Partnership

                                      By: PUBLIC STORAGE, INC.,
                                          General Partner


                                          By: /S/ DAVID GOLDBERG
                                              -------------------
                                              David Goldberg
                                              Senior Vice President

Date:  September 30, 1998